EX-10.16

                            BNY FINANCIAL CORPORATION
                           1290 Avenue of the Americas
                            New York, New York 10104

                                                April 7th, 1998

General Bearing Corporation
Hyatt Railway Products Corp.
44 High Street
West Nyack, New York 10994

Attention: David Gussack

Gentlemen:

      Reference is made to that certain Loan and Security Agreement dated December 20, 1993 (as same has been amended by (i) Amendment No.1 to Loan and Security Agreement dated as of April 1994, (ii) Amendment No.2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No.3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No.4 to Loan and Security Agreement dated as of June 19, 1995, (v) Amendment No.5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No.6 to Loan and Security Agreement dated as of March 22, 1996, (vii) Waiver and Amendment No.7 to Loan and Security Agreement dated as of September 25, 1996,
(viii) Amendment No.8 to Loan and Security Agreement dated as of October 30, 1996, (ix) Letter of Agreement dated March 7, 1997, (x) Amendment No.9 to Loan and Security Agreement dated as of June 1997, and (xi) Waiver and Amendment No.10 to Loan and Security Agreement dated as of March 20, 1998 and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP., ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally, the "Borrowers") and BNY FINANCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

      Borrowers have requested that Lender extend the Term until April 7, 2000 and Lender is willing to do so on the terms and conditions set forth below.

      Subject to the receipt by Lender of a copy of this letter executed and agreed to by Borrowers, Guarantors and World, Lender hereby proposes to amend the definition of "Term" set forth in Section 1 of the Loan Agreement by deleting "June 20, 1999" and inserting "April 7, 2000".

      If Borrowers are in agreement with the foregoing proposed amendment, kindly execute, and have each Guarantor and World execute, a copy of this letter in the space provided for below and return same to Lender. Upon receipt of fully executed counterparts, this letter amendment shall become effective.
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      Except as specifically amended herein, the Loan Agreement, the
Intercreditor Agreement, the Subordination Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Intercreditor Agreement, the Subordination Agreement or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

      This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                                Very truly yours,

                                                BNY FINANCIAL CORPORATION

                                                By:__________________________
                                                Its:_________________________

CONSENTED AND AGREED TO:

GENERAL BEARING CORPORATION, as a
Borrower and a Guarantor

By:__________________________________
Its:_________________________________

HYATT RAILWAY PRODUCTS CORP., as a
Borrower and a Guarantor

By:__________________________________
Its:_________________________________

FISCO INDUSTRIES, LTD., as a Guarantor

By:__________________________________
Its:_________________________________


_____________________________________
David Gussack, Limited Guarantor

WORLD MACHINERY COMPANY, as a subordinated lender

By:__________________________________
Its:_________________________________